Capital management	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Capital management
33.	Capital management

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance except where decisions are made to exit businesses or close companies.

The capital structure of the Group consists of debts (which includes the borrowings and trade and other payables, less cash and bank balances) and equity attributable to equity holders of the parent (comprising issued capital and reserves).

	31.12.2017	31.12.2018	31.12.2018
	RMB’000	RMB’000	US$’000

Loans and borrowings (current and non-current) (Note 16(b))	1,626,341	2,016,092	301,355
Trade and other payables (current and non-current) (Note 26)	7,507,031	7,191,134	1,074,893
Less: Cash and bank balances (Note 21)	(6,029,207)	(6,128,522)	(916,058)

Net debts	3,104,165	3,078,704	460,190
Equity attributable to equity holders of the parent	8,334,287	8,395,849	1,254,966

Total capital and net debts	11,438,452	11,474,553	1,715,156

The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares.

No changes were made in the objectives, policies or processes during the years ended December 31, 2017 and 2018.

As disclosed in Note 24, certain subsidiaries of the Group are required by the relevant authorities in the PRC to contribute and maintain a non-distributable statutory reserve fund whose utilization is subject to approval by the relevant authorities in the PRC. This externally imposed capital requirement has been complied with by the subsidiaries of the Group for the financial years ended December 31, 2017 and 2018.